UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 5, 2026

NOVAGOLD RESOURCES INC.
(Exact Name of Registrant as Specified in Charter)

British Columbia	001-31913	N/A
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111
(Address of Principal Executive Offices) (Zip Code)

(801) 639-0511
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Underwriting Agreement

On February 5, 2026, NOVAGOLD Resources Inc. (“NOVAGOLD” or the “Company”), closed a “bought deal” private placement of the Company’s common shares, no par value (the “Common Shares”). The Common Shares were issued pursuant to an underwriting agreement, dated February 5, 2026 (the “Underwriting Agreement”), by and among the Company and BMO Nesbitt Burns Inc., RBC Dominion Securities Inc., and Scotia Capital Inc. (collectively, the “Underwriters”), pursuant to which the Underwriters purchased 31,020,000 Common Shares (the “Offered Shares”) at a price per share of US$10.00 for gross proceeds of US$310,200,000 (which includes 1,020,000 Common Shares purchased pursuant to the partial exercise of the Underwriters’ over-allotment option) (the “Offering”). The Company paid the Underwriters a cash commission of 5.0% of the aggregate gross proceeds of the Offering.

The Company intends to use the net proceeds from the Offering for expenditures associated with Donlin Gold activities, settlement of the Company’s prepayment option on the promissory note with Barrick Mining Corporation, and general corporate purposes.

The Underwriting Agreement contains customary representations, warranties and covenants of the parties. Pursuant to the Underwriting Agreement, the Company has agreed to certain restrictions on offering securities of the Company until May 6, 2026. In addition, the Company has agreed to indemnify the Underwriters against certain liabilities, including in respect of claims arising out of the Underwriting Agreement, or to contribute to payments the Underwriters may be required to make due to any such liabilities.

Subscription Agreements

On February 5, 2026, the Company entered into a series of substantially similar subscription agreements (collectively, the “Subscription Agreements”) pursuant to which such investors acquired the Offered Shares that were previously sold to the Underwriters.

The foregoing descriptions of the Underwriting Agreement and the Subscription Agreements do not purport to be complete and are qualified in their entirety by the full text of the Underwriting Agreement and form of Subscription Agreement, which are filed as Exhibits 1.1 and 10.1, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

The representations, warranties and covenants contained in the Underwriting Agreement and the Subscription Agreements were made solely for purposes of such agreements and as of a specific date, were solely for the benefit of the parties to such agreements and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to security holders. Security holders should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company.

Item 3.02	Unregistered Sales of Equity Securities.

Reference is made to the disclosure set forth in Item 1.01 of this Current Report on Form 8-K, which disclosure is incorporated by reference into this Item 3.02.

The Offered Shares are restricted securities under U.S. securities laws. The Company relied on exemptions from registration under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and similar available exemptions under available state laws (to the extent applicable), for purposes of the Offering.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy any securities of the Company.

Item 7.01	Regulation FD Disclosure.

On February 5, 2026, the Company issued a press release announcing the closing of the Offering. A copy of the press release is furnished as Exhibit 99.1 hereto and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements include the anticipated use of proceeds with respect to the Offering. Such information is intended to assist readers in understanding NOVAGOLD’s current expectations and plans relating to the future. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements were made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Important factors that could cause actual results to differ materially from expectations include, but are not limited to the following, which could prove to be significantly incorrect: our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; our ability to improve our ESG initiatives and goals; and that our activities will not be adversely disrupted or impeded by development, operating or regulatory risks; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
1.1††*	Underwriting Agreement, dated February 5, 2026, by and among NOVAGOLD Resources Inc., BMO Nesbitt Burns Inc., RBC Dominion Securities Inc., and Scotia Capital Inc.

10.1††	Form of Subscription Agreement, dated February 5, 2026, between NOVAGOLD Resources Inc. and the investors party thereto

99.1	Press Release, dated as of February 5, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

††       Portions of this exhibit have been omitted in accordance with Item 601(b)(10) of Regulation S-K. The omitted information is not material, and the registrant treats such information as private and confidential. The registrant hereby agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

*          Pursuant to Item 601(a)(5) of Regulation S-K, certain exhibits and schedules have been omitted. The registrant hereby agrees to furnish supplementally an unredacted copy of this exhibit to the Securities and Exchange Commission upon request.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 5, 2026	NOVAGOLD RESOURCES INC.

	By:	/s/ Peter Adamek
Name: Peter Adamek
Title: Vice President and Chief Financial Officer